UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2004

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-27460                                        16-1158413
(Commission File Number)                    (I.R.S. Employer Identification No.)


205 Indigo Creek Drive, Rochester, New York              14626
(Address of principal executive offices)               (Zip Code)


                                 (585) 256-0200
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On January 20, 2003, the Registrant created the position of Chief Strategic Officer which was filled by John M. Slusser, in addition to his role as Chairman of the Board of the Registrant. On May 13, 2004, the Registrant announced that effective June 30, 2004, John M. Slusser will transition back to the role of outside Director and Chairman of the Board through November 30, 2004.


A copy of the press release announcing the foregoing matter is filed herewith as
Exhibit 99.1.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(c) Exhibits.


        (99.1) Press release issued by Performance Technologies, Incorporated on
               May 13, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


May 17, 2004                                 By:/s/  Donald L. Turrell
                                             --------------------------
                                                     Donald L. Turrell
                                                     President and
                                                     Chief Executive Officer


May 17, 2004                                 By:/s/  Dorrance W. Lamb
                                             ---------------------------
                                                     Dorrance W. Lamb
                                                     Chief Financial Officer and
                                                     Vice President of Finance

                                                                    Exhibit 99.1
                        Performance Technologies Realigns
                           Strategic Planning Function

ROCHESTER, N.Y. - May 13, 2004 - Performance Technologies (Nasdaq NM: PTIX), a leading developer of platforms, components and software solutions for the communications, military and commercial markets, today announced a change to its management structure.

On January 20, 2003, the company's Board of Directors created the position of Chief Strategic Officer to assist in accelerating company growth and improving shareholder value. John M. Slusser agreed to fill this position in addition to his ongoing responsibilities as Chairman of the Board. Since assuming this responsibility, Mr. Slusser has identified potential growth strategies, tactics and areas of investment. He has also assisted the management team in targeting a number of potential acquisitions and investment candidates over the past 15 months.

The Board of Directors has concluded that the objectives established when creating this position have been achieved. Effective June 30, 2004, Mr. Slusser will assume a six month transition role back to the position of Outside Director and Chairman of the Board.

The Company's management team will assume ongoing responsibility for the efforts previously undertaken by Mr. Slusser in his role as Chief Strategic Officer.

About Performance Technologies

Performance Technologies (Nasdaq NM: PTIX) develops the platforms, components and software solutions for the world's evolving communications infrastructure. Our broad customer base includes companies in the communications, military and commercial markets. Serving the industry for more than 20 years, our complete line of packet-based products enables equipment manufacturers and service providers to offer highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional operational and engineering facilities are located in San Diego and San Luis Obispo, California; Norwood, Massachusetts and Ottawa, Canada. For more information, visit www.pt.com or contact sales@pt.com.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to certain risks and uncertainties and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid technological changes accompanied by new frequent product introductions, competitive pressures, dependence on key customers, the attainment of design wins, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company's manufacturing arrangements, the protection of the Company's proprietary technology, the dependence on key personnel, potential delays associated with the purchase and implementation of an enterprise-wide software system, and potential impairments of investments. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2003, as reported in its Annual Report on Form 10-K and other documents as filed with the Securities and Exchange Commission.